UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Tower Place, 7th Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2024, Assembly Biosciences, Inc. (the “Company”) and Gilead Sciences, Inc. (“Gilead”) entered into First Amendment (the “First Amendment”) to Option, License and Collaboration Agreement (the “Collaboration Amendment”). Pursuant to the First Amendment, certain option time points and fees payable to the Company by Gilead under the terms of the Collaboration Agreement have been restructured due to the agreed upon development plan for ABI-6250 (the “Development Plan”). To facilitate the Development Plan, (1) the Company will receive a payment of $10.0 million from Gilead and (2) the opt-in fee payable by Gilead in connection with ABI-6250 has been restructured, though it remains in the range of opt-in fees previously disclosed. The $10.0 million payment is creditable towards future collaboration-related payments payable by Gilead.

The total aggregate payments contemplated under the terms of the Collaboration Agreement are unchanged by the First Amendment.

The foregoing description is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

On December 19, 2024, Gilead elected to purchase an additional 940,499 shares (the “Additional Shares”) of the Company’s common stock at a purchase price of $21.37 per share, which represents a 35% premium to the lower of the 30-day volume weighted average price immediately prior to the date of purchase. The Additional Shares were purchased pursuant to the Common Stock Purchase Agreement entered into between the Company and Gilead on October 15, 2023, as amended by Amendment No. 1 to the Common Stock Purchase Agreement, dated as of June 17, 2024.

The Additional Shares are being sold to Gilead pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as a sale to a single accredited investor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	First Amendment to Option, License and Collaboration Agreement, dated December 19, 2024, by and between the Company and Gilead Sciences, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: December 19, 2024	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary